Exhibit 99.1
For Immediate Release
Starwood Property Trust Reports Results for the
Quarter and Year Ended December 31, 2023
– Quarterly GAAP Earnings of $0.22 and Distributable Earnings (DE) of $0.58 per Diluted Share –
– Originated or Acquired $1.6 Billion of Assets in the Quarter and $3.1 Billion for the Year –
– Received Repayments of $1.1 Billion in the Quarter and $4.0 Billion for the Year –
– Liquidity Increased to $1.2 Billion –
– Undepreciated Book Value Per Share of $20.93 –
– Paid Dividend of $0.48 per Share –
GREENWICH, Conn., February 22, 2024 /PRNewswire/ -- Starwood Property Trust, Inc. (NYSE: STWD) today announced operating results for the fiscal quarter and year ended December 31, 2023. The Company’s fourth quarter 2023 GAAP net income was $71.0 million, or $0.22 per diluted share. Distributable Earnings (a non-GAAP financial measure) was $189.4 million, or $0.58 per diluted share. The Company's full year 2023 GAAP net income was $339.2 million, or $1.07 per diluted share, and Distributable Earnings was $662.6 million, or $2.05 per diluted share.
“When we created STWD more than 14 years ago, we set out to build an enterprise that would be durable and so we diversified into multiple business lines to raise our return on equity, provide some consistency to our cash flows, and enable us to selectively deploy capital as risk and reward in the markets changed. The commercial real estate industry faces a balance sheet issue that was not created by a lack of discipline per se. Rather, the issue arose from a rapid and unprecedented increase in interest rates meant to halt inflation that was largely caused by multiple COVID stimulus packages followed by the American Rescue Plan Act of 2021. These well-intended programs hit a tattered supply chain which caused prices to increase. We will continue to face headwinds in real estate both in the U.S. and abroad until the central banks lower short-term rates to more accurately reflect spreading weakness in the private economy.
However, with our strong balance sheet and multiple investment cylinders, we are able to allocate capital to our highest returning verticals like energy infrastructure lending, and we are well positioned to navigate the challenging environment,” commented Barry Sternlicht, Chairman and CEO of Starwood Property Trust. “We are not out of the woods, particularly in domestic office markets, but there is light at the end of the tunnel as inevitably the Fed’s data catches up with the realities of declining housing costs which represent almost one-third of CPI.”
“Our full year results demonstrated the strength of our diversified platform, which has allowed us to maintain low leverage and strong access to liquidity,” added Jeffrey DiModica, President of Starwood Property Trust.
Supplemental Schedules
The Company has published supplemental earnings schedules on its website in order to provide additional disclosure and financial information for the benefit of the Company’s stakeholders. Specifically, these materials can be found on the Company’s website in the Investor Relations section under “Quarterly Results” at www.starwoodpropertytrust.com.

Webcast and Conference Call Information
The Company will host a live webcast and conference call on Thursday, February 22, 2024, at 10:00 a.m. Eastern Time.  To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software. The webcast is available at www.starwoodpropertytrust.com in the Investor Relations section of the website. The Company encourages use of the webcast due to potential extended wait times to access the conference call via dial-in.
To Participate via Telephone Conference Call:
Dial in at least 15 minutes prior to start time.
Domestic: 1-877-407-9039
International: 1-201-689-8470
Conference Call Playback:
Domestic: 1-844-512-2921
International: 1-412-317-6671
Passcode: 13740779
The playback can be accessed through March 7, 2024
About Starwood Property Trust, Inc.
Starwood Property Trust (NYSE: STWD), an affiliate of global private investment firm Starwood Capital Group, is a leading diversified finance company with a core focus on the real estate and infrastructure sectors. As of December 31, 2023, the Company has successfully deployed over $97 billion of capital since inception and manages a portfolio of over $27 billion across debt and equity investments. Starwood Property Trust’s investment objective is to generate attractive and stable returns for shareholders, primarily through dividends, by leveraging a premiere global organization to identify and execute on the best risk adjusted returning investments across its target assets. Additional information can be found at www.starwoodpropertytrust.com.
Forward-Looking Statements
Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are developed by combining currently available information with our beliefs and assumptions and are generally identified by the words “believe,” “expect,” “anticipate” and other similar expressions.  Although Starwood Property Trust, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained.  Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, completion of pending investments and financings, continued ability to acquire additional investments, competition within the finance and real estate industries, availability of financing, and other risks detailed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as well as other risks and uncertainties set forth from time to time in the Company's reports filed with the SEC.
In light of these risks and uncertainties, there can be no assurances that the results referred to in the forward-looking statements contained herein will in fact occur. Except to the extent required by applicable law or regulation, we undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, changes to future results over time or otherwise.

Additional information can be found on the Company’s website at www.starwoodpropertytrust.com.

Contact:
Zachary Tanenbaum
Starwood Property Trust
Phone: 203-422-7788
Email: ztanenbaum@starwood.com

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations by Segment
For the three months ended December 31, 2023
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Revenues:
Interest income from loans	$390,873	$63,915	$—	$5,260	$—	$460,048	$—	$460,048
Interest income from investment securities	32,668	147	—	22,626	—	55,441	(36,606)	18,835
Servicing fees	112	—	—	14,423	—	14,535	(3,642)	10,893
Rental income	1,959	—	22,872	5,148	—	29,979	—	29,979
Other revenues	520	301	219	1,033	450	2,523	—	2,523
Total revenues	426,132	64,363	23,091	48,490	450	562,526	(40,248)	522,278
Costs and expenses:
Management fees	(133)	—	—	—	44,015	43,882	—	43,882
Interest expense	246,576	37,828	14,293	9,859	60,774	369,330	(213)	369,117
General and administrative	13,665	4,049	1,189	25,567	3,787	48,257	—	48,257
Acquisition and investment pursuit costs	463	—	(5)	(158)	—	300	—	300
Costs of rental operations	1,272	—	5,772	2,888	—	9,932	—	9,932
Depreciation and amortization	1,944	19	7,899	2,185	84	12,131	—	12,131
Credit loss provision, net	25,281	694	—	—	—	25,975	—	25,975
Other expense	279	—	—	51	—	330	—	330
Total costs and expenses	289,347	42,590	29,148	40,392	108,660	510,137	(213)	509,924
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	42,664	42,664
Change in fair value of servicing rights	—	—	—	3,085	—	3,085	(1,889)	1,196
Change in fair value of investment securities, net	6,493	—	—	(5,676)	—	817	(403)	414
Change in fair value of mortgage loans, net	151,264	—	—	22,685	—	173,949	—	173,949
Income from affordable housing fund investments	—	—	37,548	—	—	37,548	—	37,548
Earnings (loss) from unconsolidated entities	847	4,378	—	456	—	5,681	(337)	5,344
Gain on sale of investments and other assets, net	28	—	—	10,215	—	10,243	—	10,243
(Loss) gain on derivative financial instruments, net	(157,892)	(121)	(2,337)	(8,817)	12,131	(157,036)	—	(157,036)
Foreign currency gain (loss), net	78,762	426	(61)	—	—	79,127	—	79,127
Gain on extinguishment of debt	1,018	—	—	—	—	1,018	—	1,018
Other loss, net	(103,883)	—	—	17	—	(103,866)	—	(103,866)
Total other income (loss)	(23,363)	4,683	35,150	21,965	12,131	50,566	40,035	90,601
Income (loss) before income taxes	113,422	26,456	29,093	30,063	(96,079)	102,955	—	102,955
Income tax (provision) benefit	(14,991)	9	—	(3,333)	—	(18,315)	—	(18,315)
Net income (loss)	98,431	26,465	29,093	26,730	(96,079)	84,640	—	84,640
Net income attributable to non-controlling interests	(4)	—	(12,007)	(1,668)	—	(13,679)	—	(13,679)
Net income (loss) attributable to Starwood Property Trust, Inc.	$98,427	$26,465	$17,086	$25,062	$(96,079)	$70,961	$—	$70,961

Definition of Distributable Earnings
Distributable Earnings, a non-GAAP financial measure, is used to compute the Company’s incentive fees to its external manager and is an appropriate supplemental disclosure for a mortgage REIT. For the Company’s purposes, Distributable Earnings is defined as GAAP net income (loss) excluding non-cash equity compensation expense, the incentive fee due to the Company’s external manager, acquisition costs for successful acquisitions, depreciation and amortization of real estate and associated intangibles, any unrealized gains, losses or other non-cash items recorded in net income (loss) for the period and, to the extent deducted from net income (loss), distributions payable with respect to equity securities of subsidiaries issued in exchange for properties or interests therein. The amount is adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash adjustments as determined by the Company’s external manager and approved by a majority of the Company’s independent directors. Refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2023 for additional information regarding Distributable Earnings.
Reconciliation of Net Income to Distributable Earnings
For the three months ended December 31, 2023
(Amounts in thousands except per share data)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$98,427	$26,465	$17,086	$25,062	$(96,079)	$70,961
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	4,659	—	—	4,659
Non-controlling interests attributable to unrealized gains/losses	—	—	4,558	(2,546)	—	2,012
Non-cash equity compensation expense	2,237	387	79	1,601	3,888	8,192
Management incentive fee	—	—	—	—	19,530	19,530
Acquisition and investment pursuit costs	—	—	(82)	(261)	—	(343)
Depreciation and amortization	2,114	9	7,979	2,298	84	12,484
Interest income adjustment for securities	5,743	—	—	8,125	—	13,868
Consolidated income tax provision (benefit) associated with fair value adjustments	14,991	(9)	—	3,333	—	18,315
Other non-cash items	5	—	351	63	—	419
Reversal of GAAP unrealized and realized (gains) / losses on:
Loans	(151,264)	—	—	(22,685)	—	(173,949)
Credit loss provision, net	25,281	694	—	—	—	25,975
Securities	(6,493)	—	—	5,676	—	(817)
Woodstar Fund investments	—	—	(37,548)	—	—	(37,548)
Derivatives	157,892	121	2,337	8,817	(12,131)	157,036
Foreign currency	(78,762)	(426)	61	—	—	(79,127)
Earnings from unconsolidated entities	(847)	(4,378)	—	(456)	—	(5,681)
Sales of properties	—	—	—	(10,215)	—	(10,215)
Impairment of properties	101,069	—	—	—	—	101,069
Recognition of Distributable realized gains / (losses) on:
Loans	(541)	—	—	21,326	—	20,785
Realized credit loss recovery	2,370	311	—	—	—	2,681
Securities	54	—	—	(3,432)	—	(3,378)
Woodstar Fund investments	—	—	16,115	—	—	16,115
Derivatives	34,120	102	6,619	(4,297)	(9,222)	27,322
Foreign currency	(2,084)	53	(60)	—	—	(2,091)
Earnings from unconsolidated entities	847	93	—	427	—	1,367
Sales of properties	—	—	—	(198)	—	(198)
Distributable Earnings (Loss)	$205,159	$23,422	$22,154	$32,638	$(93,930)	$189,443
Distributable Earnings (Loss) per Weighted Average Diluted Share	$0.63	$0.07	$0.07	$0.10	$(0.29)	$0.58

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations by Segment
For the year ended December 31, 2023
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Revenues:
Interest income from loans	$1,557,631	$236,884	$—	$9,589	$—	$1,804,104	$—	$1,804,104
Interest income from investment securities	135,130	1,805	—	92,147	—	229,082	(152,558)	76,524
Servicing fees	553	—	—	44,895	—	45,448	(12,327)	33,121
Rental income	8,369	—	93,459	25,838	—	127,666	—	127,666
Other revenues	2,527	1,296	713	2,335	1,622	8,493	—	8,493
Total revenues	1,704,210	239,985	94,172	174,804	1,622	2,214,793	(164,885)	2,049,908
Costs and expenses:
Management fees	496	—	—	—	141,047	141,543	—	$141,543
Interest expense	971,028	141,016	54,522	34,611	235,776	1,436,953	(846)	1,436,107
General and administrative	55,782	15,569	4,155	87,619	17,087	180,212	—	180,212
Acquisition and investment pursuit costs	1,128	17	(5)	(215)	—	925	—	925
Costs of rental operations	8,777	—	22,806	13,259	—	44,842	—	44,842
Depreciation and amortization	7,206	103	31,960	9,788	84	49,141	—	49,141
Credit loss provision, net	225,720	18,008	—	—	—	243,728	—	243,728
Other expense	1,730	—	23	67	—	1,820	—	1,820
Total costs and expenses	1,271,867	174,713	113,461	145,129	393,994	2,099,164	(846)	2,098,318
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	181,688	181,688
Change in fair value of servicing rights	—	—	—	401	—	401	1,193	1,594
Change in fair value of investment securities, net	69,259	—	—	(51,889)	—	17,370	(16,603)	767
Change in fair value of mortgage loans, net	25,874	—	—	36,828	—	62,702	—	62,702
Income from affordable housing fund investments	—	—	291,244	—	—	291,244	—	291,244
Earnings (loss) from unconsolidated entities	4,410	5,702	—	8,849	—	18,961	(2,239)	16,722
(Loss) gain on sale of investments and other assets, net	(112)	—	—	25,841	—	25,729	—	25,729
(Loss) gain on derivative financial instruments, net	(25,206)	123	2,111	(4,348)	(11,285)	(38,605)	—	(38,605)
Foreign currency gain (loss), net	60,644	201	(11)	—	—	60,834	—	60,834
Loss on extinguishment of debt	(804)	—	—	(434)	—	(1,238)	—	(1,238)
Other (loss) income, net	(135,576)	—	(5)	29	—	(135,552)	—	(135,552)
Total other income (loss)	(1,511)	6,026	293,339	15,277	(11,285)	301,846	164,039	465,885
Income (loss) before income taxes	430,832	71,298	274,050	44,952	(403,657)	417,475	—	417,475
Income tax benefit (provision)	990	590	—	(898)	—	682	—	682
Net income (loss)	431,822	71,888	274,050	44,054	(403,657)	418,157	—	418,157
Net income attributable to non-controlling interests	(14)	—	(77,156)	(1,774)	—	(78,944)	—	(78,944)
Net income (loss) attributable to Starwood Property Trust, Inc.	$431,808	$71,888	$196,894	$42,280	$(403,657)	$339,213	$—	$339,213

Reconciliation of Net Income to Distributable Earnings
For the year ended December 31, 2023
(Amounts in thousands except per share data)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$431,808	$71,888	$196,894	$42,280	$(403,657)	$339,213
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	18,732	—	—	18,732
Non-controlling interests attributable to unrealized gains/losses	—	—	47,249	(13,885)	—	33,364
Non-cash equity compensation expense	8,755	1,469	310	6,372	22,341	39,247
Management incentive fee	—	—	—	—	35,709	35,709
Acquisition and investment pursuit costs	(81)	—	(328)	(555)	—	(964)
Depreciation and amortization	7,810	64	32,257	10,263	84	50,478
Interest income adjustment for securities	22,404	—	—	28,368	—	50,772
Extinguishment of debt, net	—	—	—	—	(246)	(246)
Consolidated income tax (benefit) provision associated with fair value adjustments	(990)	(590)	—	898	—	(682)
Other non-cash items	15	—	1,468	285	—	1,768
Reversal of GAAP unrealized and realized (gains) / losses on:						—
Loans	(25,874)	—	—	(36,828)	—	(62,702)
Credit loss provision, net	225,720	18,008	—	—	—	243,728
Securities	(69,259)	—	—	51,889	—	(17,370)
Woodstar Fund investments	—	—	(291,244)	—	—	(291,244)
Derivatives	25,206	(123)	(2,111)	4,348	11,285	38,605
Foreign currency	(60,644)	(201)	11	—	—	(60,834)
Earnings from unconsolidated entities	(4,410)	(5,702)	—	(8,849)	—	(18,961)
Sales of properties	—	—	—	(25,841)	—	(25,841)
Impairment of properties	124,902	—	—	—	—	124,902
Recognition of Distributable realized gains / (losses) on:						—
Loans	(4,072)	—	—	36,375	—	32,303
Realized credit loss	(12,292)	(10,795)	—	—	—	(23,087)
Securities	105	—	—	(22,475)	—	(22,370)
Woodstar Fund investments	—	—	61,513	—	—	61,513
Derivatives	119,917	397	22,851	(2,493)	(32,659)	108,013
Foreign currency	(7,250)	13	(11)	—	—	(7,248)
Earnings (loss) from unconsolidated entities	4,410	(1,908)	—	7,020	—	9,522
Sales of properties	—	—		6,246	—	6,246
Distributable Earnings (Loss)	$786,180	$72,520	$87,591	$83,418	$(367,143)	$662,566
Distributable Earnings (Loss) per Weighted Average Diluted Share	$2.43	$0.22	$0.27	$0.26	$(1.13)	$2.05

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Balance Sheet by Segment
As of December 31, 2023
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Assets:
Cash and cash equivalents	$8,823	$56,300	$19,957	$22,011	$87,569	$194,660	$—	$194,660
Restricted cash	23,902	28,693	1,016	5,175	58,526	117,312	—	117,312
Loans held-for-investment, net	15,069,389	2,495,660	—	9,200	—	17,574,249	—	17,574,249
Loans held-for-sale	2,604,594	—	—	41,043	—	2,645,637	—	2,645,637
Investment securities	1,147,829	19,042	—	1,147,550	—	2,314,421	(1,578,859)	735,562
Properties, net	431,155	—	555,455	59,774	—	1,046,384	—	1,046,384
Properties held-for-sale	—	—	290,937	—	—	290,937	—	290,937
Investments of consolidated affordable housing fund	—	—	2,012,833	—	—	2,012,833	—	2,012,833
Investments in unconsolidated entities	19,151	52,691	—	33,134	—	104,976	(14,600)	90,376
Goodwill	—	119,409	—	140,437	—	259,846	—	259,846
Intangible assets	13,415	—	25,432	63,985	—	102,832	(37,865)	64,967
Derivative assets	55,559	84	5,638	2,156	—	63,437	—	63,437
Accrued interest receivable	180,441	12,485	1,502	1,369	5,070	200,867	—	200,867
Other assets	301,436	3,486	50,459	15,828	49,564	420,773	—	420,773
VIE assets, at fair value	—	—	—	—	—	—	43,786,356	43,786,356
Total Assets	$19,855,694	$2,787,850	$2,963,229	$1,541,662	$200,729	$27,349,164	$42,155,032	$69,504,196
Liabilities and Equity
Liabilities:
Accounts payable, accrued expenses and other liabilities	$106,236	$45,232	$12,225	$44,452	$85,297	$293,442	$—	$293,442
Related-party payable	—	—	—	—	44,816	44,816	—	44,816
Dividends payable	—	—	—	—	152,888	152,888	—	152,888
Derivative liabilities	54,066	—	—	—	48,401	102,467	—	102,467
Secured financing agreements, net	10,368,668	1,088,965	598,350	495,857	1,336,913	13,888,753	(20,757)	13,867,996
Collateralized loan obligations and single asset securitization, net	2,674,938	816,354	—	—	—	3,491,292	—	3,491,292
Unsecured senior notes, net	—	—	—	—	2,158,888	2,158,888	—	2,158,888
Debt related to properties held-for-sale	—	—	193,691	—	—	193,691	—	193,691
VIE liabilities, at fair value	—	—	—	—	—	—	42,175,734	42,175,734
Total Liabilities	13,203,908	1,950,551	804,266	540,309	3,827,203	20,326,237	42,154,977	62,481,214
Temporary Equity: Redeemable non-controlling interests	—	—	414,348	—	—	414,348	—	414,348
Permanent Equity:
Starwood Property Trust, Inc. Stockholders’ Equity:
Common stock	—	—	—	—	3,208	3,208	—	3,208
Additional paid-in capital	1,121,413	664,621	(437,169)	(705,176)	5,220,981	5,864,670	—	5,864,670
Treasury stock	—	—	—	—	(138,022)	(138,022)	—	(138,022)
Retained earnings (accumulated deficit)	5,514,906	172,678	1,974,539	1,556,399	(8,712,641)	505,881	—	505,881
Accumulated other comprehensive income	15,352	—	—	—	—	15,352	—	15,352
Total Starwood Property Trust, Inc. Stockholders’ Equity	6,651,671	837,299	1,537,370	851,223	(3,626,474)	6,251,089	—	6,251,089
Non-controlling interests in consolidated subsidiaries	115	—	207,245	150,130	—	357,490	55	357,545
Total Permanent Equity	6,651,786	837,299	1,744,615	1,001,353	(3,626,474)	6,608,579	55	6,608,634
Total Liabilities and Equity	$19,855,694	$2,787,850	$2,963,229	$1,541,662	$200,729	$27,349,164	$42,155,032	$69,504,196